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                      SUPPLEMENT DATED FEBRUARY 14, 2006

                                    TO THE

               PROSPECTUS/PROXY STATEMENT DATED JANUARY 24, 2006

The following information supplements, and to the extent inconsistent therewith, replaces the information in the Prospectus/Proxy Statement relating to the proposed reorganization of Salomon Brothers Strategic Total Return Bond Portfolio ("Total Return Bond"), a series of the Travelers Series Trust, into Salomon Brothers Strategic Bond Opportunities Portfolio ("Bond Opportunities"), a series of Metropolitan Series Fund, Inc. Please retain this supplement for future reference.

The following replaces and supplements the information appearing under the heading "Subadviser" on pages 15-16 of the Prospectus/Proxy Statement.

Salomon Bothers Asset Management, Inc. ("SBAM" or "Subadviser") is the current subadviser to Bond Opportunities and Total Return Bond. On February 1, 2006, however, the Board of Directors of the Fund approved a new Subadvisory Agreement between the Adviser and Western Asset Management Company ("Western Asset") with respect to Bond Opportunities. The new Subadvisory Agreement is not subject to approval by shareholders of Bond Opportunities and will become effective May 1, 2006. The Advisory Agreement between the Fund, with respect to Bond Opportunities, and the Adviser will remain in effect and fees payable thereunder to the Adviser will not change. In connection therewith, the name of Bond Opportunities will be changed to the "Western Asset Management Strategic Bond Opportunities Portfolio," effective May 1, 2006.

The Board of Trustees of the Trust has also approved a new Subadvisory Agreement between Total Return Bond's adviser and Western Asset with respect to Total Return Bond. The Advisory Agreement between the Trust, with respect to Total Return Bond, and Total Return Bond's adviser will remain in effect and fees payable thereunder to Total Return Bond's adviser will not change.

Under each of the new Subadvisory Agreements, Western Asset will become subadviser to Bond Opportunities and Total Return Bond, succeeding its affiliate, SBAM, and will become responsible for the day-to-day management of each of Bond Opportunities' and Total Return Bond's investment operations under the oversight of the respective advisers and Boards.

Facts about SBAM:

   .  SBAM has been providing investment management services since 1987.

   . SBAM is a wholly-owned subsidiary of Legg Mason, Inc., a financial services holding company.

   . SBAM had assets under management of approximately $79 billion as of December 31, 2005

   .  SBAM is located at 399 Park Avenue, New York, New York 10022.

Facts about Western Asset:

   .  Western Asset was formed on January 20, 1982.

   . Western Asset is a wholly-owned subsidiary of Legg Mason, Inc., a financial services holding company.

   . Western Asset had assets under management of approximately $187 billion as of December 31, 2005.

   . Western Asset is located at 385 East Colorado Boulevard, Pasadena, California 91101.

Effective March 31, 2006 and in connection with the transition of subadvisory responsibilities for Bond Opportunities and Total Return Bond from SBAM to Western Asset, the Portfolios will be managed by a team of portfolio managers, sector specialists and other investment professionals. These individuals work for both SBAM and Western Asset. The following individuals will be responsible for managing the Portfolio's investment portfolio.

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Mr. S. Kenneth Leech and Mr. Stephen A. Walsh will serve as co-team leaders responsible for day-to-day strategic oversight of the Portfolio's investments and for supervising the day-to-day operations of the various sector specialist teams dedicated to the specific asset classes in which the Portfolio invests. Mr. Carl Eichstaedt, Mr. Edward Moody and Mr. Mark Lindbloom will be responsible for portfolio structure, including sector allocation, duration weighting and term structure decisions.

Mr. Leech and Mr. Walsh have been employed as portfolio managers for Western Asset for the past five years. Mr. Leech has been Chief Investment Officer of Western Asset since 1990. Mr. Walsh has been Deputy Chief Investment Officer of Western Asset since 1991.

Mr. Eichstaedt has been a portfolio manager for Western Asset since 1991.

Mr. Moody has been employed as a portfolio manager for Western Asset for the past five years.


Mr. Lindbloom joined Western Asset in 2006. Prior to this, Mr. Lindbloom was a managing director of SBAM and a senior portfolio manager responsible for managing its Mortgage/Corporate Group and was associated with Citigroup Inc. or its predecessor companies since 1986.